                                                                    Exhibit 99.2

                                                 BOSTON PROPERTIES, INC.
                                                 800 BOYLSTON STREET, SUITE 400
                                                 BOSTON, MA 02199
                                                 (NYSE: BXP)


AT THE COMPANY                      AT THE FINANCIAL RELATIONS BOARD
Elaine Quinlan                      Marilynn Meek - General Info. (212) 661-8030
Investor Relations                  Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                      Judith Sylk-Siegel - Media (212) 661-8030


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FIRST QUARTER 2000 RESULTS

                         REPORTS FFO PER SHARE OF $0.78

BOSTON, MA, APRIL 25, 2000 - Boston Properties, Inc. (NYSE: BXP) today reported results for the first quarter ended March 31, 2000.

Funds from Operations (FFO) for the quarter ended March 31, 2000 were $54.6 million, or $0.80 per share basic and $0.78 per share diluted, compared to FFO of $45.7 million, or $0.72 per share basic and $0.70 per share diluted for the quarter ended March 31, 1999. This represents 11.4% year to year increase in diluted FFO per share. The weighted average number of basic and diluted shares outstanding totaled 67,942,675 and 81,380,969, respectively, for the quarter ended March 31, 2000 and 63,533,638 and 75,862,001, respectively, for the same quarter last year.

Revenues were $210.3 million for the quarter ended March 31, 2000, compared to revenues of $187.6 million for the same period in 1999. Net income available to common shareholders for the quarter ended March 31, 2000 was $31.0 million, compared to $24.9 million for the same period in 1999. Net income per share available to common shareholders for the quarter ended March 31, 2000 was $0.46 per share basic and $0.45 per share diluted, compared to $0.39 per share basic and diluted for the same period last year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended March 31, 2000. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

As of March 31, 2000, the Company's portfolio consisted of 139 properties comprising more than 36.0 million square feet, including 12 properties under development totaling 3.6 million square feet. The overall occupancy rate for the properties in service as of March 31, 2000 was 98.5%.


                                     -MORE-

Additional highlights of the first quarter include:

- The acquisition of the Company's joint venture partner's 75% interest in One and Two Reston Overlook in Reston, Virginia on January 12, 2000 for cash of approximately $15.2 million.

- The closing of construction financing totaling $420.0 million collateralized by the Five Times Square development project in New York City. Such financing bears interest at a rate equal to LIBOR + 2.00% and matures in January 2003.

- The entering into of three interest rate hedge agreements with a major financial institution for a total of $450.0 million.

- The acquisition of three Class A office buildings totaling approximately 408,000 square feet at Carnegie Center in Princeton, New Jersey, on March 1, 2000, under terms of the original Carnegie Center contribution agreement dated June 30, 1998. The properties are located within the existing Carnegie Center Portfolio. The properties were acquired from a related party for approximately $66.5 million, which was funded through the assumption of debt of approximately $49.0 million at a rate of 7.39% and the issuance of 577,817 common units of partnership interest in the operating partnership valued at approximately $17.5 million. The acquisition was approved by a vote of the independent directors of the Company.

- The closing of construction financing totaling $10.0 million collateralized by the 302 Carnegie Center development project in Princeton, New Jersey. Such financing bears interest at a rate equal to LIBOR + 1.90% and matures in March 2003.

- The acquisition of an 8.9-acre site in Herndon, Virginia for approximately $3.2 million on March 23, 2000. The site will support approximately 135,000 square feet of development.

- The amendment and restatement of the Company's $500.0 million unsecured line of credit agreement extending the term to March 2003.

Transactions completed subsequent to March 31, 2000:

- The refinancing of the mortgage loan on Ten Cambridge Center and the North Garage which consisted of replacing the $40.0 million mortgage loan with a $36.0 million loan and removing the North Garage as collateral. The new financing bears interest at a rate equal to 8.27% and matures in April 2010.

                                     -MORE-

- The closing of construction financing totaling $32.0 million collateralized by the 2600 Tower Oaks Boulevard development project in Rockville, Maryland. Such financing bears interest at a rate equal to LIBOR + 1.90% and matures in October 2002.

- The refinancing of the mortgage loan on Metropolitan Square which consisted of replacing the $104.0 million mortgage loan with a $140.0 million loan. The new financing bears interest at a rate equal to 8.23% and matures in April 2010.

- The closing of construction financing totaling $78.0 million collateralized by the 140 Kendrick Street development project in Needham, Massachusetts. Such financing matures in July 2002 and consists of two tranches: $16.4 million bearing interest at a rate of LIBOR + 1.35% and $61.6 million bearing interest at a rate of LIBOR + 1.65%.

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one of the largest owners and developers of Class A office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in Greater San Francisco.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Financial tables follow.

                              BOSTON PROPERTIES, INC.
                       CONSOLIDATED STATEMENTS OF OPERATIONS
             (unaudited and in thousands, except for per share amounts)

                                                                                                   Three months ended
                                                                                                        March 31,
                                                                                              ----------------------------
                                                                                                 2000               1999
                                                                                              ----------         ---------
   Revenue
       Rental:
           Base rent                                                                           $170,337           $151,609
           Recoveries from tenants                                                               23,336             17,414
           Parking and other                                                                     13,008             10,924
                                                                                               --------           --------
               Total rental revenue                                                             206,681            179,947
       Development and management services                                                        2,863              4,047
       Interest and other                                                                           710              3,646
                                                                                               --------           --------
               Total revenue                                                                    210,254            187,640
                                                                                               --------           --------

   Expenses
       Operating                                                                                 65,177             57,350
       General and administrative                                                                 7,408              6,610
       Interest                                                                                  55,215             50,459
       Depreciation and amortization                                                             32,231             27,794
                                                                                               --------           --------
               Total expenses                                                                   160,031            142,213
                                                                                               --------           --------
   Income before minority interests and joint venture income                                     50,223             45,427
   Minority interests in property partnerships                                                     (196)            (4,155)
   Income from unconsolidated joint ventures                                                        145                213
                                                                                               --------           --------
   Income before minority interest in Operating Partnership                                      50,172             41,485
   Minority interest in Operating Partnership                                                   (17,552)           (15,712)
                                                                                               --------           --------
   Net income before preferred dividend                                                          32,620             25,773
   Preferred dividend                                                                            (1,643)              (839)
                                                                                               --------           --------
   Net income available to common shareholders                                                 $ 30,977           $ 24,934
                                                                                               ========           ========
   Basic earnings per share:
       Net income available to common shareholders                                             $   0.46           $   0.39
                                                                                               ========           ========
       Weighted average number of common shares outstanding                                      67,943             63,534
                                                                                               ========           ========
   Diluted earnings per share:
       Net income available to common shareholders                                             $   0.45           $   0.39
                                                                                               ========           ========
       Weighted average number of common and common
           equivalent shares outstanding                                                         68,380             64,078
                                                                                               ========           ========

                               BOSTON PROPERTIES, INC.
                             CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share amounts)

                                                                                     MARCH 31,                  DECEMBER 31,
                                                                                        2000                        1999
                                                                                    -----------                 ------------
                                                                                    (UNAUDITED)
                                     ASSETS

Real estate:                                                                        $ 5,848,141                  $ 5,612,258
       Less: accumulated depreciation                                                  (501,554)                    (470,591)
                                                                                    -----------                  -----------
              Total real estate                                                       5,346,587                    5,141,667

Cash and cash equivalents                                                                18,335                       12,035
Escrows                                                                                  30,085                       40,254
Investment in securities                                                                 73,023                       14,460
Tenant and other receivables, net                                                        34,539                       28,362
Accrued rental income, net                                                               85,089                       82,228
Deferred charges, net                                                                    67,711                       50,899
Prepaid expenses and other assets                                                        24,407                       28,452
Investments in joint ventures                                                            36,541                       36,415
                                                                                    -----------                  -----------
           Total assets                                                             $ 5,716,317                  $ 5,434,772
                                                                                    ===========                  ===========
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
       Mortgage notes payable                                                       $ 3,186,399                  $ 2,955,584
       Unsecured line of credit                                                         344,000                      366,000
       Accounts payable and accrued expenses                                             57,098                       66,780
       Dividends and distributions payable                                               51,205                       50,114
       Accrued interest payable                                                           5,154                        8,486
       Other liabilities                                                                 55,553                       48,282
                                                                                    -----------                  -----------
           Total liabilities                                                          3,699,409                    3,495,246
                                                                                    -----------                  -----------

Commitments and contingencies                                                                 -                            -
                                                                                    -----------                  -----------
Minority interests                                                                      808,826                      781,962
                                                                                    -----------                  -----------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
       and outstanding                                                                  100,000                      100,000
                                                                                    -----------                  -----------
Stockholders' equity:
       Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                             -                            -
       Common stock, $.01 par value, 250,000,000 shares
           authorized, 67,954,225 and 67,910,434 issued and
           outstanding in 2000 and 1999, respectively                                       680                          679
       Additional paid-in capital                                                     1,060,341                    1,067,778
       Dividends in excess of earnings                                                  (10,495)                     (10,893)
       Deferred compensation                                                             (1,007)                           -
       Accumulated other comprehensive income                                            58,563                            -
                                                                                    -----------                  -----------
           Total stockholders' equity                                                 1,108,082                    1,057,564
                                                                                    -----------                  -----------
                   Total liabilities and stockholders' equity                       $ 5,716,317                  $ 5,434,772
                                                                                    ===========                  ===========

                         BOSTON PROPERTIES, INC.
                          FUNDS FROM OPERATIONS
                       (UNAUDITED AND IN THOUSANDS)

                                                                                       THREE MONTHS ENDED
                                                                                             MARCH 31,
                                                                                    --------------------------
                                                                                      2000              1999
                                                                                    --------          --------
Income before minority interests and joint venture income                           $ 50,223          $ 45,427

Add:
      Real estate depreciation and amortization                                       32,052            27,549
      Income from unconsolidated joint ventures                                          145               213
Less:
      Minority property partnership's share
         of Funds from Operations                                                       (224)           (3,163)
      Preferred dividends and distributions                                           (8,250)           (7,212)
                                                                                    --------          --------

Funds from operations                                                               $ 73,946          $ 62,814
                                                                                    ========          ========

Funds from operations available to common shareholders                              $ 54,641          $ 45,697
                                                                                    ========          ========

Weighted average shares outstanding - basic                                           67,943            63,534
                                                                                    ========          ========
      Per share - basic                                                             $   0.80          $   0.72
                                                                                    ========          ========

Weighted average shares outstanding - diluted                                         81,381            75,862
                                                                                    ========          ========
      Per share - diluted                                                           $   0.78          $   0.70
                                                                                    ========          ========

                             BOSTON PROPERTIES, INC.
                               PORTFOLIO OCCUPANCY

                                                                               Occupancy by Location
                                                                   -----------------------------------------------
                                                                   March 31, 2000                December 31, 1999
                                                                   --------------                -----------------
Greater Boston                                                          99.0%                            96.7%
Greater Washington, D.C.                                                96.3%                            96.4%
Midtown Manhattan                                                      100.0%                            97.8%
Baltimore, MD                                                           99.3%                            99.7%
Richmond, VA                                                            99.7%                            98.0%
Princeton/East Brunswick, NJ                                            99.7%                            98.9%
Greater San Francisco                                                   99.0%                            96.4%
Bucks County, PA                                                       100.0%                           100.0%
                                                                       -----                            -----
         Total Portfolio                                                98.5%                            97.1%
                                                                       =====                            =====

                                                                                 Occupancy by Type
                                                                   -----------------------------------------------
                                                                   March 31, 2000                December 31, 1999
                                                                   --------------                -----------------
Class A Office Portfolio                                                99.1%                            97.7%
R&D Portfolio                                                           94.0%                            93.0%
Industrial Portfolio                                                    92.5%                            90.4%
                                                                       -----                            -----
         Total Portfolio                                                98.5%                            97.1%
                                                                       =====                            =====